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                                                                    EXHIBIT 23.0

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-82676, 33-82194 and 33-95248) of FLIR Systems, Inc. of our report dated April 15, 1999 in this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP
Portland, Oregon
April 15, 1999